Exhibit 10.2

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENSE OF AN EFFICTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933 OR (2) AN OPINION OF HOLDER’S COUNSEL IN A CUSTOMARY FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

Warrant No.	Number of Shares:
Date of Issuance: March 12, 2013	(subject to adjustment)

INTERNATIONAL STEM CELL CORPORATION

Common Stock Purchase Warrant

International Stem Cell Corporation, a Delaware corporation (the “Company”), for value received, hereby certifies that                 , or such person’s registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to                 (                ) shares of Common Stock of the Company, at a purchase price of $0.20 per share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

This Warrant is issued pursuant to a Securities Purchase Agreement dated March 12, 2013 between the Company and the Holder (the “Purchase Agreement”) and is subject to the terms and conditions of the Purchase Agreement.

1. Exercise.

(a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form attached hereto as Exhibit A duly executed by such Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer or, if permitted, by cashless exercise pursuant to Section 1(b).

(b) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if at any time there is not a current, valid and effective registration statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Purchase Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number	=	(B-C) x A
B

For purposes of the foregoing formula:

A =	the total number of shares with respect to which this Warrant is then being exercised.

B =	the average of the Closing Bid Prices of the shares of Common Stock (as reported by Bloomberg) for the five consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C =	the Purchase Price then in effect for the applicable Warrant Shares at the time of such exercise.

(c) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant and the Purchase Price shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(d) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within five days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Shares to which such Holder shall be entitled, and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

2. Adjustments.

(a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Shares or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3. Transfers.

(a) Unregistered Security. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c) Warrant Register. The Company will maintain a register containing the names and addresses of the registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any registered Holder may change such registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the “Expiration Date”): (a) at 5:00 p.m. (Pacific Time) on March 12, 2018, or (b) the sale, conveyance or disposal of all or substantially all of the Company’s property or business or the Company’s merger with or into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or any other transaction or series of related transactions, in each case in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 5(b) shall not apply either to a merger effected exclusively for the purpose of changing the domicile of the Company or to an equity financing in which the Company is the surviving corporation.

6. Notices of Certain Transactions. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8. Exchange of Warrants. Upon the surrender by the Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Holder, to the address of the Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Holder.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

13. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

INTERNATIONAL STEM CELL CORPORATION

By

Address:	5950 Priestly Drive
Carlsbad, CA 92008
Fax Number:	(760) 476-0600

EXHIBIT A

PURCHASE/EXERCISE FORM

To: International Stem Cell Corporation                                 Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No.             , hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment for the full purchase price for such shares at the price per share provided for in such Warrant by: (Please check and complete one of the following)

☐	Cash Exercise (total purchase price of $ ) for Warrant Shares

☐	Cashless Exercise (if permitted) with respect to Warrant Shares

The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 4 of the Purchase Agreement (as defined in the Warrant) and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Purchase Agreement, provided that the term “Purchaser” shall refer to the undersigned and the term “Securities” shall refer to the Warrant Shares.

Signature:

Name (print):

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                     hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, to:

Name of Assignee	Address/Fax Number	No. of Shares

Dated:	Signature:

Witness: